UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

DYNARESOURCE, INC.

(Name of Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DynaResource, Inc.:

The 2026 annual meeting (the “Annual Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held virtually and conducted via a live webcast. You can attend the Annual Meeting online, submit your questions and vote your shares by visiting www.virtualshareholdermeeting.com/DYNR2026. The meeting will be held on November 18, 2026, at 11:00 a.m., Central Time. The meeting will be convened for the following purposes:

1.
To elect four Class I Directors to the Company’s Board of Directors.

2.
To elect one Class II Director to the Company’s Board of Directors.

3.
To ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2026.

4.
To approve an amendment to the Company’s 2024 Amended and Restated Equity Incentive Plan to increase the number of shares authorized for issuance under the plan.

5.
To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock from 60,001,000 to 120,001,000 and to increase the number of authorized shares of the Company’s common stock, par value $.01 per share, from 40,000,000 to 100,000,000.

6.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.

7.
Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date:

Our Board of Directors (our “Board”) has fixed the close of business on October 2, 2026 as the record date for determining which stockholders are entitled to notice of and vote at the Annual Meeting, or any postponements or adjournments thereof.

Notice and Access:

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about October 6, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. Our Proxy Statement and Annual Report are available on our website at www.dynaresource.com. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC. Additionally, and in accordance with SEC rules, the Proxy Statement and the Annual Report are both available on the Internet at: www.proxyvote.com. You may request copies of the proxy materials, including our Proxy Statement, without charge by sending a written request to DynaResource, Inc., Attention: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 1910 North Tower, Las Colinas, Irving, TX 75039, or via e-mail at info@dynaresource.com.

Board Recommendations:

Our Board unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4, 5, and 6.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and our Annual Meeting” in the Proxy Statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

By Order of the Board of Directors,

/s/ Rohan Hazelton
Rohan Hazelton
Chief Executive Officer October 5, 2026

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	2

CORPORATE GOVERNANCE	8

EXECUTIVE COMPENSATION	15

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26

REPORT OF THE AUDIT COMMITTEE	27

PROPOSALS 1 AND 2: ELECTION OF DIRECTORS	29

PROPOSAL 3: RATIFY THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026	31

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2024 AMENDED AND RESTATED EQUITY INCENTIVE PLAN	33

PROPOSAL 5: APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES	41

PROPOSAL 6: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	44

QUORUM AND VOTING REQUIREMENTS	45

HOUSEHOLDING OF PROXY MATERIALS	46

WHERE YOU CAN FIND MORE INFORMATION	47

OTHER BUSINESS	47

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING	47

INCORPORATION BY REFERENCE	48

DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held On November 18, 2026

PROXY STATEMENT

We are providing this Proxy Statement in connection with the solicitation by the Board of Directors (our “Board”) of DynaResource, Inc., a Delaware corporation (the “Company,” “DynaResource,” “we” or “us”), of proxies to be voted at our 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting of stockholders to be held over the internet via live webcast. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the meeting at www.virtualshareholdermeeting.com/DYNR2026.

We believe that the use of the internet to host the Annual Meeting enables full and equal participation by all our stockholders from nearly any location in the world at little to no additional cost to any such stockholder.

On or about October 6, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our stockholders of record as of the close of business October 2, 2026 (the “Record Date”), containing instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (the “Annual Report”) and other proxy materials online, and how to vote. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. You will not receive printed copies of the proxy materials in the mail unless you specifically request them.

The Annual Meeting will take place via webcast on November 18, 2026, at 11:00 a.m., Central Time. You will be able to attend the Annual Meeting and to vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DYNR2026 and entering the 16-digit control number included on your Notice, your proxy card, or voter instruction form. The live webcast format of our Annual Meeting is designed to provide our stockholders with the same rights and opportunities to participate as they would at an in-person meeting. In addition to being able to vote during the Annual Meeting, the platform for the Annual Meeting will permit stockholders to submit appropriate questions during the Annual Meeting through the website for the Annual Meeting, and we will answer as many questions submitted in accordance with the rules of conduct for the Annual Meeting as possible in the time allotted for the Annual Meeting. If we receive substantially similar questions, we may group them together and provide a single response to prevent repetition. The question-and-answer session will follow the formal matters to be addressed at the Annual Meeting. If you plan to attend the Annual Meeting, you must be a stockholder of record as of the close of business on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 18, 2026.

We have elected to provide access to the proxy materials for the Annual Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) “Notice and Access” rules. On or about October 6, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (“Annual Report”) and Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail. The Company’s Proxy Statement and Annual Report are available on our website at www.dynaresource.com. Additionally, and in accordance with SEC rules, the Proxy Statement and the Annual Report are both available on the Internet at: www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND OUR ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held to permit our stockholders to consider and vote upon the following:

1.
The election of four Class I Directors to the Company’s Board of Directors.

2.
The election of one Class II Director to the Company’s Board of Directors.

3.
The ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2026.

4.
The approval of an amendment (the “Plan Amendment”) to the Company’s 2024 Amended and Restated Equity Incentive Plan (the “2024 Plan”) to increase the number of shares authorized for issuance under the 2024 Plan.

5.
The approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock from 60,001,000 to 120,001,000 and to increase the number of authorized shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), from 40,000,000 to 100,000,000.

6.
The approval, on an advisory basis, of the compensation of the Company’s named executive officers.

7.
Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

Q: What is the Board’s Recommendation regarding these proposals?

A: We sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Annual Meeting. The Board’s recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

•
FOR the election of each of the Class I directors.
•
FOR the election of the Class II director (Series C Preferred Stock voting only).
•
FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2026.
•
FOR the approval of the Plan Amendment.
•
FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock and the Common Stock.
•
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Q: Why did I receive the Notice in the mail instead of a full set of printed proxy materials?

A: Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending the Notice regarding the internet availability of the proxy materials to most of our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request receipt of proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following instructions set forth in the Notice.

Q: Who is entitled to vote at the Annual Meeting?

A: All Proposals: only holders of record of shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of the close of business (5:00 p.m., Central Time) on the Record Date, were entitled to receive notice of and to vote at the Annual Meeting. As of October 2, 2026, 36,815,725 shares of Common Stock, 1,734,992 shares of Series C Preferred Stock, 760,000 shares of Series D Preferred Stock and 1,552,795 Series E Preferred Stock were outstanding and eligible to vote. On matters on which they are entitled to vote, each holder of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock is entitled to the number of votes equal to the number of Common Shares into which such holder’s shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, could be converted. As of the Record Date, the 1,734,992 shares of Series C Preferred Stock outstanding were convertible into an aggregate 2,224,349 shares of Common Stock, the 760,000 shares of Series D Preferred Stock outstanding were convertible into an aggregate 760,000 shares of Common Stock and the 1,552,795 shares of Series E Preferred Stock were convertible into an aggregate 1,552,795 shares of Common Stock.

Proposal 1 – Election of Class I Directors: only the holders of Common Stock will vote, as a single class.

Proposal 2 – Election of Class II Director: only the holders of Series C Preferred Stock will vote as a single class.

Proposal 3 – Ratification of Davidson & Company LLP: the holders of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis), together with the holders of the shares of Common Stock, will vote as a single class.

Proposal 4 – Approval of Amendment to the Company’s 2024 Amended and Restated Equity Incentive Plan: the holders of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis), together with the holders of the shares of Common Stock, will vote as a single class.

Proposal 5 – Approval of Amendment to the Company’s Certificate of Incorporation to Increase Authorized Shares: the holders of the shares of Common Stock will vote as a single class; and the holders of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis), together with the holders of the shares of Common Stock, will also vote as a single class.

Proposal 6 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: the holders of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis), together with the holders of the shares of Common Stock, will vote as a single class.

Q: What shares can I vote?

A: As described in the immediately preceding Question, Proposal 1 is only open to shares of Common Stock, Proposal 2 is only open to shares of Series C Preferred Stock, and Proposals 3-6 are open to shares of Common Stock and Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an as-converted basis). With that caveat, you may vote all shares of the Company’s Common Stock owned by you, or issuable upon conversion of the Company’s Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock you own, in each instance as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held or were entitled to receive upon conversion of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on the Record Date. A list of record stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Annual Meeting.

Q: How can I vote my shares?

A: Your shares can be voted as follows:

Vote by Internet

You may vote by Internet prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on or about October 6, 2026 up until 11:59 p.m. Eastern Time on November 17, 2026.

Vote Online at the Meeting	You can vote online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/DYNR2026.
Vote by Mail	To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Vote by Telephone

You may vote by telephone prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on or about October 6, 2026 up until 11:59 p.m. Eastern Time on November 17, 2026.

You can vote either live online by attending the virtual Annual Meeting via webcast or by proxy (whether or not you attend the virtual Annual Meeting via webcast). To vote while attending the virtual Annual Meeting via webcast, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2026 and will need to enter the 16-digit control number included on your Notice, your proxy card or voter instruction form.

If you are a record holder, you can submit your vote by proxy in any of the following ways:

•	Vote by internet up until 11:59 p.m. Eastern Time on November 17, 2026, using the instructions in the Notice you received in the mail or on the proxy card;

•	Vote by toll-free telephone up until 11:59 p.m. Eastern Time on November 17, 2026, using the instructions on the proxy card; or

•

If you requested and received printed copies of this Proxy Statement and the Annual Report and other proxy materials, you may vote by filling out the proxy card enclosed with the materials, dating and signing it, and returning it in the accompanying postage-paid envelope.

If a broker, bank, or other nominee was the record holder of your stock on the Record Date, you will be able to instruct your broker, bank, or other nominee on how to vote by following the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee. If you wish to vote in person via attendance at the Annual Meeting, you will need to obtain a valid proxy from your broker, bank or other nominee authorizing you to vote your shares at the Annual Meeting by following the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

As a record holder, if you submit voting instructions by telephone or by the internet, you may change your vote by following the same instructions used in originally voting your shares at any time prior to the vote during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, or other nominee. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Your vote is important. Whether or not you plan to attend the Annual Meeting via webcast, we urge you to submit your voting instructions to the proxy holders as soon as possible.

Q: How will my shares be voted if I return a blank proxy card?

A: If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•	FOR the election of each of the nominees for Class I directors.

•	FOR the election of the nominee for Class II director.

•	FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2026.

•	FOR the approval of the Plan Amendment.

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock and the Common Stock.

•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

If any other matter properly comes before the Annual Meeting or any adjournments or postponements thereof, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Q: What are “broker non-votes”?

A: A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker, bank, or other nominee does not have discretionary authority to vote the shares. Brokers, banks, and other nominees do not have discretionary authority to vote on the election of directors (Proposals 1 and 2), equity incentive plan amendments (Proposal 4), or executive compensation matters (Proposal 6). As a result, if you hold your shares in street name and do not provide voting instructions on these proposals to your broker, bank, or other nominee, your shares will be considered broker non-votes and will not be voted on such proposals. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on Proposals 1, 2, 4, or 6. Brokers, banks, and other nominees generally have discretionary authority to vote on Proposal 3, the ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm, and Proposal 5, the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock and the Common Stock.

Q: How many shares must be present to hold the Annual Meeting?

A: The presence, via attendance at the Annual Meeting or by proxy, of a majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters on which such voting group has the right to vote constitutes a quorum of that voting group necessary for the transaction of the applicable business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Failure of a quorum to be represented at the Annual Meeting will necessitate an adjournment or postponement of the Annual Meeting and will subject the Company to additional expense.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, either of the persons named as proxy holders, Rohan Hazelton, Chief Executive Officer, or Alonso Sotomayor, Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q: Who will count the votes?

A: A representative designated by Broadridge Financial Solutions, Inc. (“Broadridge”) will act as Inspector of Elections and will tabulate votes. In connection with the duties as Inspector of Elections, Broadridge’s representative will also determine whether a quorum is present, evaluate the validity of proxies and ballots and certify the voting results.

Q: What vote is required to approve each proposal?

A: Proposal 1: Election of Class I Directors

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote on the proposal. As such, the four Class I director nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote thereon will be elected to serve on our Board as Class I directors until our 2027 annual meeting of stockholders, or until her or his successor is duly elected and qualified. Brokers do not have discretionary authority to vote on the election of directors. Accordingly, broker non-votes are considered shares not entitled to vote and will have no effect on the outcome of the vote.

Proposal 2: Election of Class II Directors

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote on the proposal. As such, the Class II director nominee who receives the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote thereon will be elected to serve on our Board as a Class II director until our 2027 annual meeting of stockholders, or until her or his successor is duly elected and qualified. Brokers do not have discretionary authority to vote on the election of directors. Accordingly, broker non-votes are considered shares not entitled to vote and will have no effect on the outcome of the vote.

Proposal 3: Ratification of Davidson & Company LLP

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Brokers have discretionary authority to vote on this proposal. Abstentions will have the same effect as a vote against the proposal.

Proposal 4: Amendment to the Company’s 2024 Equity Incentive Plan

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the proposal is required to approve the Plan Amendment. Brokers do not have discretionary authority to vote on the approval of equity incentive plans. Accordingly, broker non-votes are considered shares not entitled to vote and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against the proposal.

Proposal 5: Amendment to the Company’s Certificate of Incorporation to Increase Authorized Shares

The affirmative vote of the holders of a majority of the outstanding shares of (i) Common Stock entitled to vote on the proposal, voting as a single class, and (ii) Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis) entitled to vote on the proposal, voting as a single class, is required to approve the amendment to the Company's Certificate of Incorporation to increase the authorized shares. Brokers have discretionary authority to vote on amendments to the certificate of incorporation. Abstentions will have the same effect as a vote against the proposal.

Proposal 6: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation of the Company's named executive officers. Brokers do not have discretionary authority to vote on the approval of equity incentive plans. Accordingly, broker non-votes are considered shares not entitled to vote and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against the proposal.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.

Q: May I change or revoke my proxy?

A: As a record holder, if you submit voting instructions by telephone or by the internet, you may change your vote by following the same instructions used in originally voting your shares at any time prior to the vote during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, or other nominee. Your vote at the Annual Meeting will constitute a revocation of any earlier proxy or voting instructions. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q: What do I need to do to attend the Annual Meeting?

If you wish to attend the Annual Meeting via webcast, you must be a stockholder of record as of the close of business on the Record Date. If you are a stockholder of record, or if you hold a legal proxy for the Annual Meeting provided by your broker, bank, or other nominee, you may attend the virtual Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DYNR2026 and entering the 16-digit control number included on your Notice, your proxy card or voter instruction form. If you do not own your shares directly, but instead are the beneficial owner of shares held in “street name” by a broker, bank or other nominee and wish to attend the Annual Meeting, you should follow the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

To vote or submit a question during the virtual Annual Meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2026 and will need to enter the 16-digit control number included on your Notice, your proxy card, or voter instruction form.

Broadridge is hosting our Annual Meeting and, on the date of the Annual Meeting, will be available to answer your questions regarding how to attend and participate in the Annual Meeting. More information on technical support issues relating to access to, and participation in, the Annual Meeting is provided under the heading “What if during the virtual Annual Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Annual Meeting?”

If you do not own your shares directly, but instead are the beneficial owner of shares held in “street name” by a broker, bank or other nominee and wish to vote or submit a question during the Annual Meeting, you should follow the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

The Annual Meeting platform is fully supported across browsers (Microsoft Edge, Google Chrome, and Apple Safari) and devices (including computers, tablets, and cell phones) running the most updated version of applicable software. Participants should ensure that they have a reliable Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should allow time to log in and ensure that they can hear streaming audio prior to the start of the virtual Annual Meeting.

Q: How do I submit a question during the virtual Annual Meeting?

We will hold a question-and-answer session following the formal business portion of the meeting during which stockholders may submit questions to us. If you would like to submit a question during the virtual Annual Meeting, once you have logged into the webcast at www.virtualshareholdermeeting.com/DYNR2026, simply type your question in the “ask a question” box and click “submit.” We will answer as many questions submitted in accordance with the rules of conduct for the virtual Annual Meeting as possible in the time allotted for the virtual Annual Meeting. If we receive substantially similar questions, we may group them together and provide a single response to prevent repetition.

Q: What if during the virtual Annual Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Annual Meeting?

A: We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately thirty minutes before the virtual Annual Meeting on November 18, 2026. If you encounter any difficulties accessing the Annual Meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. On November 18, 2026, there will be technicians available to assist you beginning at 10:30 a.m., Central Time.

Q: How and when may I submit a stockholder proposal for any Annual Meeting of Stockholders?

A: If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before June 7, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, our Amended and Restated Bylaws (as amended to date, “Bylaws”) permit stockholders to nominate directors and present other business for consideration at our 2027 Annual Meeting. To make a director nomination or present other business for consideration at the 2027 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at our principal executive offices no earlier than July 21, 2027 nor later than August 20, 2027. In the event that the date of the 2027 Annual Meeting is called for a date that is more than 30 days in advance of the anniversary of this year’s Annual Meeting or later than 70 days after the anniversary of this year’s Annual Meeting, such notice by the stockholder must be so received by the Board not later than the close of business on the later of the 90th day prior to such next annual meeting or the close of business on the 10th day following the date the Company publicly announces the date of such next annual meeting (by press release or SEC filing). Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws and applicable SEC rules. To receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 19, 2027.

CORPORATE GOVERNANCE

Executive Officers

The names of our current executive officers and each of their ages and positions as of the Record Date is set forth below.

Name	Age	Position
Rohan Hazelton	52	President and Chief Executive Officer (“CEO”)
Alonso Sotomayor	42	Chief Financial Officer (“CFO”)
David Keough	62	Chief Operating Officer (“COO”)

The biographies of our current executive officers are as follows:

Rohan Hazelton

Mr. Hazelton has 23 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Mr. Hazelton was named the Company’s President and Chief Executive Officer in June 2024. From December 2023 to May 2024, Mr. Hazelton worked as an independent mining consultant. From May 2021 to November 2023, Mr. Hazelton served as Chief Executive Officer of NorZinc Ltd., a zinc-lead-silver developer. From January 2021 to May 2021, Mr. Hazelton worked as Chief Financial Officer of both Cerrado Gold Inc. (TSXV: CERT) and Ascendant Resources Inc. (TSX: ASND). He also co-founded KORE Mining (TSXV: KORE), serving as KORE’s Chief Executive Officer. Prior to that, he worked at Goldcorp Inc., and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals and Gryphon Gold as well as several non-profits. He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics. Mr. Hazelton holds dual citizenship in Canada and the US. The Company believes that Mr. Hazelton’s experience in the mining sector with a history of operational efficiencies and fluency in Spanish and English qualify him to continue to serve as a member of the Board.

Alonso Sotomayor

Mr. Sotomayor is a Chartered Professional Accountant bilingual in English and Spanish with 18 years of combined experience in audit, finance, and accounting within the mining industry. Mr. Sotomayor was appointed as the Company’s Chief Financial Officer in July 2024. He began his career in public accounting and held progressively senior roles, including Audit Manager, within the Toronto Mining Groups at McGovern Hurley, KPMG Canada, and Deloitte Canada, where he led audit engagements for numerous Canadian publicly listed mining companies. He later transitioned into senior finance and accounting leadership roles in the mining sector, serving as Corporate Controller at Ascendant Resources Inc. (TSX: ASND) from April 2017 to July 2024 and Cerrado Gold Inc. (TSXV: CERT) from March 2020 to July 2024, and as Chief Financial Officer of Voyager Metals Inc. from January 2020 to May 2023. Mr. Sotomayor holds a B.B.A. Bachelor of Business Administration in Management and Accounting from the University of Toronto.

David Keough

Mr. Keough is an experienced mining executive with over 35 years of experience in the mining industry, spanning exploration, engineering, mine operations (open pit and underground), corporate development, contracting, consulting, project development, and construction. His extensive geographic and corporate experience includes operations across Latin America, North America, Europe, Africa, and the Asia-Pacific region. He was appointed as the Company’s Chief Operating Officer in June 2025. Mr. Keough has direct experience across a range of commodities, including precious metals, base metals, mineral sands, and lithium, and has held a number of executive director roles with both private and public companies in Australia and Canada. During his career, Mr. Keough worked with Placer Dome (Australia) and Minera Alumbrera (Argentina) and spent six years with Goldcorp Inc. in senior corporate development and operational roles across multiple jurisdictions, prior to his appointment as Executive Vice President and Chief Operating Officer of Crocodile Gold. He later served as Executive Director and Chief Operating Officer of Goldrock Inc., which successfully permitted the Lindero Gold Project in Argentina and was subsequently acquired by Fortuna Silver Mines Inc. Since January 2021, Mr. Keough has provided mining consultancy services through Vulcan’s Forge Capital Pty. Ltd. Mr. Keough holds a Bachelor of Science degree and a postgraduate diploma in Mineral Economics from James Cook University (Queensland). He is a Fellow of the Australian Institute of Mining and Metallurgy and an accredited Chartered Professional (Management) and holds Open Pit Mine Manager’s Certificates of Competency in Western Australia.

Directorships

The current Board consists of Mr. Oscar Cabrera (Chair of the Board), Mr. Rohan Hazelton, Mr. Quinton Hennigh, Mr. Brent Omland, Mr. Phillip Rose, Mr. Dale Petrini, and Ms. Maria Virginia Anzola.

Except as otherwise reported in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

For more information on our current directors and director nominees, please see the information included in Proposals 1 and 2 – Election of Directors, beginning on page 28 of this Proxy Statement.

Board of Directors Independence

The Board has determined that the following directors are independent within the meaning of the applicable Nasdaq rules: Mr. Cabrera, Mr. Hennigh, Mr. Omland, Mr. Rose, Mr. Petrini and Ms. Anzola.

Board Leadership Structure and Role in Risk Oversight

Mr. Hazelton currently holds the roles of a director, President and Chief Executive Officer (“CEO”). As a director and CEO, Mr. Hazelton serves as the primary liaison between the Company and the independent directors. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman of the Board to organize those functions.

The Board has four standing committees: (i) Audit Committee, (ii) Compensation & Human Resources Committee (“CHR Committee”), (iii) Nominating & Governance Committee (“NomGov Committee”), and (iv) Sustainability, Environment, Health, Safety and Technical Committee (“SEHST Committee”). The Audit, CHR and SEHST committees are comprised entirely of independent directors. The NomGov committee is comprised of three independent directors and one director that is not independent. Each of these committees has a designated committee Chair, all of whom are independent directors. Independent members of the Board hold in camera sessions at each Board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO as a director communicates frequently with other members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	CHR	NomGov	SEHST
Oscar Cabrera (Board Chair)	X
Rohan Hazelton				X
Quinton Hennigh	X				C
Brent Omland	X	X		X
Phillip Rose	X	C	X	X
Dale Petrini	X	X	C		X
Maria Virginia Anzola	X		X	C	X

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee is currently composed of Mr. Phillip Rose (Chair), Mr. Brent Omland, and Mr. Dale Petrini, each of whom the Board has determined meets the applicable independence requirements under SEC and Nasdaq rules for audit committee members.

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements relating to financial reporting, and the qualifications, independence, and performance of the Company’s independent auditors. The Audit Committee also has the authority to review the Company’s financial records, communicate directly with the independent auditors, recommend financial reporting policies to the Board, and investigate any matter within the scope of its responsibilities.

The Board has determined that Mr. Rose qualifies as an “audit committee financial expert” as defined under applicable SEC and Nasdaq rules. The Audit Committee Charter is available on the Company’s website at www.dynaresource.com.

Compensation & Human Resources Committee (CHR Committee)

The CHR Committee currently consists of Mr. Dale Petrini (Chair), Mr. Phillip Rose, and Ms. Maria Virginia Anzola. The Board has determined that each member of the CHR Committee satisfies the applicable independence requirements under SEC and Nasdaq rules. In addition, each member qualifies as a non‑employee director within the meaning of Rule 16b‑3 under the Exchange Act.

The CHR Committee oversees compensation for the Company’s executive officers and recommends compensation programs, policies, and incentive arrangements designed to attract, retain, and motivate executive management and key employees, and encourage improved corporate financial performance, productivity, and innovation. In carrying out its responsibilities, the CHR Committee considers recommendations from the CEO regarding the compensation of other executive officers; however, the CHR Committee retains final authority with respect to all executive compensation decisions, and the CEO does not participate in decisions regarding his own compensation. The CHR Committee Charter is available on the Company’s website at www.dynaresource.com.

Nominating & Governance Committee (NomGov Committee)

The NomGov Committee currently consists of Ms. Maria Virginia Anzola (Chair), Mr. Rohan Hazelton, Mr. Dale Petrini, and Mr. Phillip Rose. The Board has determined that each member of the NomGov Committee, other than Mr. Hazelton, satisfies the applicable SEC and Nasdaq independence requirements.

The NomGov Committee is responsible for identifying, reviewing, and recommending individuals qualified to serve as directors, including candidates properly recommended by stockholders. The NomGov Committee also oversees the development and implementation of the Company’s corporate governance principles and monitors compliance with applicable governance standards.

In the event that a director does not wish to continue serving, or the Board determines not to re‑nominate a director for re‑election, the NomGov Committee identifies the skills, experience, and other qualifications sought in new director candidates. When evaluating potential candidates, the NomGov Committee considers a variety of factors, including business experience, skills relevant to the Company’s business, personal integrity and judgment, and potential conflicts of interest.

To date, the NomGov Committee has not engaged a search firm to assist in identifying director candidates. The NomGov Committee considers director nominations submitted by stockholders that are received in advance of any annual meeting of stockholders, including confirmation of the nominee’s consent to serve if elected. The NomGov Committee Charter is available on the Company’s website at www.dynaresource.com.

Sustainability, Environment, Health, Safety & Technical Committee (SEHST Committee)

The SEHST Committee is composed of Dr. Quinton Hennigh (Chair), Mr. Dale Petrini, and Ms. Maria Virginia Anzola.

The SEHST Committee reviews, monitors, and makes recommendations to the Board with respect to the Company’s compliance with applicable legal, regulatory, and voluntarily adopted standards relating to health and safety, environmental matters, climate‑related matters, reclamation and closure, community and stakeholder relationships (including social license and engagement with Indigenous peoples, where applicable), human rights (including Indigenous rights, where applicable), and related matters (collectively, “Sustainability Matters”).

The SEHST Committee also oversees the Company’s strategy related to Sustainability Matters, including, without limitation, the adoption of greenhouse gas emissions reduction targets and strategic plans to address climate‑related and nature‑based risks and opportunities. In addition, the SEHST Committee reviews the development and implementation by management of policies, programs, and systems for monitoring and externally reporting the Company’s performance with respect to Sustainability Matters, monitors risks related to Sustainability Matters, and reviews significant international and local policy, regulatory, and industry developments relevant to these areas.

In addition to its sustainability‑related responsibilities, the SEHST Committee reviews, monitors, and makes recommendations to the Board regarding the Company’s technical and operational matters. The SEHST Committee assists the Board in overseeing the Company’s operating activities from a technical and scheduling perspective and provides Board‑level oversight of production forecasts, budgets, life‑of‑mine plans, mineral reserves and resources, and management’s proposed public disclosures relating to technical matters.

Stockholder Communications

Stockholders may communicate in writing with the Board as a whole or with any individual director at any time. Communications should be addressed to the “Board of Directors” or to a specific director and sent c/o DynaResource, Inc., Attention: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 1910, North Tower, Irving, Texas 75039, or by email to info@dynaresource.com.

All appropriate communications will be promptly forwarded to the applicable director(s). Responses, if any, will be coordinated by the Company’s administrator.

Meetings of the Board of Directors and Committees

During fiscal year 2025, the Board held a total of eleven meetings, consisting of regularly scheduled and special meetings. During the same period, the Audit Committee held six meetings, the CHR Committee held five meetings, the NomGov Committee held one meeting, and the SEHST Committee held one meeting. During 2025, no director attended fewer than 75% of the total number of meetings of the Board or committees of the Board on which he or she served that were held during the periods in which such director served.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not maintain a formal policy regarding director attendance at annual meetings of stockholders. Directors are, however, encouraged to attend the Company’s annual meetings. 7 directors attended our Annual Meeting of Stockholders held in 2025.

Director Qualifications and Diversity

The Board seeks to maintain a mix of directors with diverse backgrounds, experiences, and perspectives that enhance the quality of Board deliberations and decision‑making. Director candidates are expected to have substantial experience with one or more publicly traded companies or to have achieved a high level of distinction in their respective fields.

In particular, the Board values experience among current or former executive officers and senior executives, including individuals with backgrounds in strategic planning, business development, executive compensation, finance, accounting, and banking.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which is available on the Company’s website at www.dynaresource.com.

Conflicts of Interest

Members of management and the Board may be associated with other business entities engaged in a variety of activities. As a result, potential conflicts of interest may arise from their service as officers, consultants or directors of the Company. Certain executive officers are subject to employment or consulting arrangements that require them to devote substantially all of their business time and attention to the affairs of the Company, subject to limited exceptions and Board-approved activities. The Company expects all officers, directors and consultants to devote sufficient time and attention to the Company's affairs and to avoid activities that would create an actual conflict of interest or materially interfere with the performance of their duties.

Officers and directors are currently, and may in the future become, stockholders, officers, or directors of other companies, including companies that may engage in business activities similar to those of the Company. Accordingly, conflicts of interest may arise with respect to such individuals acting on behalf of the Company or other entities, as well as with respect to business opportunities that come to their attention in the performance of their duties or otherwise. The Company does not currently maintain a right of first refusal with respect to business opportunities that may be related to its operations.

Officers and directors are subject to the requirement that, during their service with the Company, business opportunities contemplated by the Company’s plan of operations that come to their attention will be considered opportunities of the Company and will be made available to the Company and any affiliated entities on an equal basis. A failure to comply with this requirement would constitute a breach of the individual’s fiduciary duties. If both the Company and an affiliated entity desire to pursue the same opportunity, the affected officer or director would abstain from participating in negotiations and voting related to the opportunity. If the Company declines to pursue an opportunity, directors may pursue such opportunities individually. Except as described above, the Company has not adopted any additional conflict of interest policies with respect to these matters.

Review, Approval, or Ratification of Transactions with Related Persons

The Board reviews matters involving potential conflicts of interest and reviews and approves all related party transactions, including transactions required to be disclosed under applicable federal securities laws. The Company has not adopted formal written procedures governing the review of potential conflicts of interest and instead evaluates each transaction based on its specific facts and circumstances.

When a potential related party transaction is presented, the Board expects to be fully informed of the material facts regarding the transaction and the interests of the related party and to deliberate on the matter outside the presence of the related party. The Company expects that the Board would approve only those related party transactions that are in the best interests of the Company and fair to the Company, and would seek to ensure that such transactions are on terms no less favorable than those that could be obtained from an unaffiliated third party.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, none of the events specified in Regulation S-K, Item 401(f), has occurred during the past 10 years that are material to an evaluation of the ability or integrity of any director, executive officer, or person nominated to become a director of the Company.

Hedging Activities

The Company has not adopted any policies or practices regarding the ability of employees (including officers), directors, or their designees to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Insider Trading Policies

The Company’s Code of Ethics includes insider trading policies governing transactions in the Company’s securities by directors, officers, and employees. These policies are reasonably designed to promote compliance with applicable insider trading laws, rules, regulations, and any applicable listing standards.

Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The CHR Committee approves all equity awards granted to the Company’s Named Executive Officers (“NEOs”) on or before the applicable grant date. The Company does not maintain a practice of granting equity awards on a periodic or pre‑established schedule. From time to time, however, the CHR Committee may approve equity awards in connection with new hires, promotions, retention, recognition, or other appropriate circumstances.

While the CHR Committee has discretion to approve equity awards to NEOs, it does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information. The Company does not time the release of material nonpublic information in coordination with equity award grants in a manner intended to benefit NEOs or to affect the value of executive compensation.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and NEOs, and anyone who beneficially owns ten percent (10%) or more shares of the Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2025, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2025 were filed in a timely manner, except as follows:

•
A Form 3 for Ms. Maria Virginia Anzola was filed late on January 28, 2025 to report Ms. Anzola’s beneficial ownership of the Company’s securities as of the date of her appointment as a director on January 6, 2025.
•
A Form 3 for Mr. Oscar Cabrera was filed late on July 17, 2025 to report Mr. Cabrera’s beneficial ownership of the Company’s securities as of the date of his appointment as a director on June 23, 2025.
•
A Form 4 for Mr. Rohan Hazelton was not filed to report the March 28, 2025 grant by the Company of 50,000 shares of Common Stock to Mr. Hazelton as a bonus.
•
A Form 4 for Mr. Quinton Hennigh was not filed to report the March 28, 2025 grant by the Company of 54,945 of restricted stock units (“RSUs”) to Mr. Hennigh.
•
A Form 4 for Mr. Phillip Rose was not filed to report the March 28, 2025 grant by the Company of 54,945 of RSUs to Mr. Rose.
•
A Form 4 for Mr. Brent Omland was not filed to report the March 28, 2025 grant by the Company of 54,945 of RSUs to Mr. Omland.
•
A Form 4 for Mr. Dale Petrini was not filed to report the March 28, 2025 grant by the Company of 54,945 of RSUs to Mr. Petrini.

•
A Form 3 for Mr. David Keough was not filed to report Mr. Keough’s beneficial ownership of the Company’s securities as of the date of his appointment as Chief Operating Officer effective June 23, 2025.
•
A Form 4 for Mr. David Keough was not filed to report the August 12, 2025 grant by the Company of 450,000 RSUs to Mr. Keough.

Family Relationships

There are no family relationships between the directors, officers or employees.

EXECUTIVE COMPENSATION

Through the fiscal year ended December 31, 2025, we were a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act. Pursuant to applicable SEC rules, we have elected to continue to rely on the scaled disclosure requirements for smaller reporting companies through the filing of our Annual Report on Form 10-K.

Although these rules permit reduced disclosure regarding executive compensation, the CHR Committee is committed to providing stockholders with sufficient information to understand the Company’s executive compensation decisions. Accordingly, this section includes supplemental narrative disclosure describing the Company’s 2025 executive compensation program for the following individuals, who are collectively referred to in this Proxy Statement as the Company’s “Named Executive Officers” or “NEOs”:

1.
Rohan Hazelton, President and Chief Executive Officer
2.
Alonso Sotomayor, Chief Financial Officer
3.
David Keough, Chief Operating Officer

Overview of Executive Compensation Program

The Board and the CHR Committee are responsible for establishing, implementing, and overseeing the Company’s executive compensation philosophy and programs. In carrying out these responsibilities, the Board and the CHR Committee seek to ensure that total compensation paid to executive officers is fair, reasonable, and competitive.

The Company’s executive compensation program is designed to align compensation with market practices for similarly situated companies and positions, enabling the Company to attract and retain qualified and experienced executives. The principal elements of compensation provided to executive officers, including the NEOs, are generally consistent with those offered by comparable companies operating in the mining industry.

Compensation Objectives and Philosophy

The Company’s executive compensation programs are designed to attract and retain talented executives, motivate executives to achieve the Company’s business objectives, and reward both short‑term and long‑term performance through a compensation structure that is intended to be straightforward and transparent.

Total compensation generally consists of base salary, short‑term cash incentive compensation, equity‑based compensation, and benefits. The Company seeks to position total compensation at levels that are competitive within the mining industry and reflective of the markets in which it competes for executive talent, while supporting the achievement of the Company’s financial and operational goals.

The Board reviews executive compensation annually. In setting base salaries, approving incentive compensation, and granting equity awards, the Board and the CHR Committee consider a number of factors, including:

•
Compensation levels for comparable positions within the mining industry;
•
The historical compensation levels of the Company’s executives;
•
Individual performance relative to established objectives and expectations; and

•
The Company’s desire to motivate executives to achieve results that are in the best interests of stockholders and to promote long‑term commitment to the Company.

The following Summary Compensation Table sets forth the compensation paid by the Company to its NEOs for the fiscal years ended December 31, 2025 and 2024.

Summary of Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option Awards (1)	Stock Awards (2)		All Other Compensation		Total Compensation
Rohan Hazelton	2025	$247,500		$130,078	$-	$			$-	$377,578
Chief Executive Officer (3)	2024	$118,125		$50,000	$120,575(6)		$925,000(7)		$13,125	$1,226,825
Alonso Sotomayor	2025	$162,500		$52,721	$-		$-		$16,865	$232,086
Chief Financial Officer (4)	2024	$64,875		$20,000-	$-		$317,250(8)		$7,208	$409,333
David Keough	2025	$211,000		$75,000	$-		$540,000(9)	$		$751,000
Chief Operating Officer (5)	2024		$-	$-	$-		$-		$-	-

(1) The amounts reported represent the aggregate grant date fair value of stock options subject to time vesting computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(2) The amounts reported represent the aggregate grant date fair value of RSUs awarded in the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3) Mr. Hazelton was appointed as President & CEO effective June 3, 2024.

(4) Mr. Sotomayor was appointed as CFO effective July 22, 2024.

(5) Mr. Keough served as a consultant to the Company prior to his appointment as COO on June 23, 2025.

(6) Comprised of 750,000 options granted to Mr. Hazelton in connection with his appointment as Chief Executive Officer.

(7) Comprised of (a) 500,000 RSUs granted to Mr. Hazelton in connection with his appointment as Chief Executive Officer; and (b) 50,000 bonus shares granted to Mr. Hazelton in April 2025 as a portion of his bonus earned for fiscal year 2024.

(8) Comprised of 225,000 RSUs granted to Mr. Sotomayor in connection with his appointment as Chief Financial Officer.

(9) Comprised of 450,000 RSUs granted to Mr. Keough in connection with his appointment as Chief Operating Officer.

Employment Arrangements

Rohan Hazelton

On June 3, 2024, the Company entered into an employment agreement with Mr. Hazelton, which was amended on November 20, 2025 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Hazelton receives an annual base salary of $247,500 and is eligible to receive a discretionary annual bonus of up to 50% of his base salary, payable in the calendar year to which the bonus relates.

In connection with the Employment Agreement, Mr. Hazelton was granted equity-based awards consisting of (i) options to purchase up to 750,000 shares of the Common Stock at an exercise price of $1.75 per share, (ii) 500,000 RSUs, and (iii) 500,000 deferred stock units (“DSUs”). The options and RSUs vest in three equal installments, with one-third vesting on June 3, 2025, one-third vesting on June 3, 2026, and one-third vesting on June 3, 2027. The DSUs are subject to performance conditions established by the CHR Committee.

The equity awards described above were originally granted in June 2024; however, were later cancelled and reissued to Mr. Hazelton on November 20, 2025. The vesting schedules remain consistent with the original grant dates and vesting terms.

Alonso Sotomayor

On July 22, 2024, the Company entered into an employment agreement with Mr. Sotomayor pursuant to which he receives an annual base salary of $162,500, plus an additional 10% of base salary in lieu of ordinary executive benefits while he works primarily from his Canadian office. Mr. Sotomayor is also eligible to receive a discretionary annual bonus of up to 40% of his base salary.

On November 20, 2025, the Company and Mr. Sotomayor entered into a new employment arrangement pursuant to an Offer of Continued Employment with the Company, which replaced his prior employment agreement. In connection with this arrangement, the Company agreed to provide Mr. Sotomayor with a retention award (the “Retention Bonus”), subject to his continued active employment and compliance with applicable laws, including securities laws. Under the terms of the arrangement, the Retention Bonus was to be delivered in the form determined by the Board, in its discretion, of either (i) 225,000 restricted stock units (“RSUs”) or (ii) a number of RSUs having an aggregate value of C$470,000, calculated at the time of issuance. At the time the arrangement was entered into, issuance of the RSUs was subject to the lifting (or non-applicability) of the Company’s Canadian cease trade order (the “CTO”). The Company’s Canadian CTO has since been lifted, and the Retention Bonus is no longer subject to any condition relating to the lifting or non-applicability of the CTO.

Subject to continued active employment, the RSUs vest in accordance with the vesting schedule set forth in Mr. Sotomayor’s original employment agreement dated July 22, 2024: one‑third vesting on July 22, 2025, one‑third vesting on July 22, 2026, and one‑third vesting on July 22, 2027.

David Keough

Mr. Keough initially provided services to the Company pursuant to a consulting arrangement through his consulting company, Vulcan’s Forge Capital Pty. Ltd. (“Vulcan”), which commenced in November 2024 and expired on December 31, 2025. During this period, Mr. Keough provided technical and operational consulting services to the Company.

In June 2025, Mr. Keough was appointed Chief Operating Officer of the Company, and his consulting arrangement was amended in August 2025 to reflect his expanded role and responsibilities. In connection with this amendment, Mr. Keough was granted 450,000 RSUs under the Company’s equity incentive plans. The RSUs were granted on August 12, 2025, and vest in three equal installments: one‑third vesting on August 12, 2026, one-third on August 12, 2027, and one-third on August 12, 2028.

On February 26, 2026, the Company entered into a consulting agreement with Vulcan that continued Mr. Keough’s services to the Company and was effective as of August 15, 2025. Under this agreement, Vulcan receives a monthly consulting fee of $20,000 and is eligible to receive an annual discretionary cash bonus of up to 50% of the consulting fees billed in the prior calendar year, as determined by the Compensation & Human Resources Committee. Mr. Keough is also eligible to receive equity‑based compensation under the Company’s equity incentive plans, with the type and amount of any such equity compensation to be determined in the discretion of the CHR Committee.

Outstanding Equity Awards at December 31, 2025

The following table presents information about equity awards held by each of the NEOs as of December 31, 2025.

	Option awards				Stock awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)	Common stock awards not vested (g)	Value of common stock awards not vested (h)
Rohan Hazelton	250,000	500,000 (1)	$1.75	June 3, 2029	833,333 (2)	$1,166,66

Alonso Sotomayor	-	-	-	-	150,000 (3)	$210,000
David Keough	-	-	-	-	450,000 (4)	$630,000

(1) The options vest one-third per year on each of the first three anniversaries of the grant date of June 3, 2024.

(2) Comprised of (i) 500,000 RSUs of which one-third have vested and the remaining vest one-third on each of June 3, 2026 and June 3, 2027, and (ii) 500,000 DSUs that vest based on achievement of certain performance criteria as determined by the CHR Committee.

(3) Comprised of 225,000 RSUs that, once issued, will vest in accordance with the Offer of Continued Employment described above.

(4) These RSUs vest one-third on each of the first three anniversaries of the grant date of August 12, 2025.

Retirement Benefits

There are no retirement benefit arrangements covering our NEOs.

Termination and Change in Control Benefits

Rohan Hazelton

Pursuant to the terms of the employment agreement entered into by Mr. Hazelton and the Company, upon a termination by the Company without cause or by Mr. Hazelton for good reason, within 12 months following a change of control, or upon Mr. Hazelton’s death or disability, Mr. Hazelton will be entitled to a lump sum severance payment equal to 24 months of his then current base salary plus his maximum annual discretionary bonus.

Alonso Sotomayor

Pursuant to the terms of the employment agreement entered into by Mr. Sotomayor and the Company, upon a termination by the Company without cause or by Mr. Sotomayor for good reason, Mr. Sotomayor’s death or disability, or the occurrence of a triggering event following a change in control, Mr. Sotomayor will be entitled to a lump sum severance payment equal to 12 months of his then current base salary.

David Keough

Pursuant to the terms of the agreement entered into by Mr. Keough through his consulting Company, Vulcan’s Forge Capital Pty. Ltd. (“Vulcan”), and the Company, upon a termination by the Company without cause, Mr. Keough’s death or disability, or the occurrence of a triggering event following a change in control, Mr. Keough will be entitled to a lump sum severance payment equal to 9 months of fees plus a prorated portion of the Consultant’s annual target bonus for such nine (9) month period.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary of Compensation Table as described in the footnotes to the following table.

In accordance with the SEC rules for smaller reporting companies, only three years of information is required under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for CEO 1 (S)(1)	Summary Compensation Table Total for CEO 2 ($)(1)	Compensation Actually Paid to CEO 1 ($)(2)	Compensation Actually Paid to CEO 2 ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On Total	Net Income (Loss) ($)(6)

							Shareholder Return ($)(5)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2025	$377,578	$-	$723,197	$-	$984,086	$1,087,336	$42.62	$3,817,103
2024	$143,375	$1,308,350	$143,375	$1,308,350	$449,846	$449,846	$57.14	$8,134,852
2023	$-	$1,058,371	$-	$1,058,371	$787,536	$787,536	$115.43	$14,533,504

(1)

For the year 2023 and through June 3, 2024, Mr. Koy W. Diepholz was the Chief Executive Officer (“CEO 2”). From June 4, 2024 through December 31, 2025, Mr. Rohan Hazelton was the Chief Executive Officer (“CEO 1”). The values reflected in this column reflect the “Total Compensation” paid to CEO 1 and CEO 2, the Company’s Principal Executive Officer for their respective periods, as set forth in the Summary of Compensation Table.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to CEO 1 and CEO 2, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to CEO 1 and CEO 2 during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for CEO 1 and CEO 2:

Reconciliation of Summary of Compensation Table Total to Compensation Actually Paid for CEO	2025 CEO 1	2024 CEO 1	2024 CEO 2	2023 CEO 2
Summary of Compensation Table Total	$377,578	$143,375	$1,308,350	$1,058,371
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(50,000)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date	50,000	-		-
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	291,048		$(707,000)	(411,250)
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	54,571		$707,000	$411,250
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year

Compensation Actually Paid	$723,197	$143,375	$1,308,350	$1,058,371

(3)

For the year 2023, the non-PEO NEOs were Rene Mladosich and Dr. Jose Vargas Lugo. For the year 2024, the non-PEO NEOs were Rene Mladosich, Dr. Jose Vargas Lugo and Alonso Sotomayor. For the year 2025, the non-PEO NEOs were Alonso Sotomayor and David Keough. The values reflected in this column reflect the average “Total Compensation” paid to each of the non-PEO NEOs in the applicable year.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Reconciliation of Average Summary of Compensation Table Totals for non-PEO NEOs to Average Compensation Actually Paid to non-PEO NEOs	2025	2024	2023
Average Summary of Compensation Table Total	$983,086	$449,846	$787,536
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(540,000)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	540,000
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	60,000	(53,500)	(190,938)
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	44,250	53,500	190,938
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Average Compensation Actually Paid	$1,087,336	$449,846	$787,536

(5)

Cumulative Total Shareholder Return (“TSR”) value listed in each year reflects what the cumulative value of $100 would be if invested on December 31, 2022. TSR is calculated on a cumulative basis by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, if any, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to CEO 1 and CEO 2 and the average amount of CAP to the Company’s NEOs as a group (excluding CEO 1 and CEO 2) relative to the Company’s cumulative TSR over the three years presented in the table.

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of CAP to CEO 1 in 2025, CEO 1 and CEO 2 in 2024, and CEO 2 in 2023, the average amount of CAP to the Company’s NEOs as a group (excluding CEO 1 and CEO 2) is not aligned with the Company’s net loss over the three years presented in the table. The Company has not used net income (loss) as a performance measure in the overall executive compensation program.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors who served as directors during 2025:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option awards ($) (d)	All other compensation ($) (g)	Total ($) (h)
Oscar Cabrera	$ 26,042				$ 26,042
Dale Petrini	$ 43,000	$ 35,833			$ 78,833
Phillip Rose	$ 39,000	$ 35,833			$ 74,833
Brent Omland	$ 37,000	$ 35,833			$ 72,833
Quinton Hennigh	$ 26,250	$ 35,833	$ 311,175 (1)		$ 373,258
Maria Virginia Anzola	$ 35,000				$ 35,000

(1) The amounts reported represent the aggregate grant date fair value of stock options awarded in 2025, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value are set forth in the notes to our audited financial statements included in our Annual Report. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the director upon the vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such stock options. As of December 31, 2025, Mr. Hennigh held options to purchase 400,000 shares of Common Stock that vest in 25% increments on each of the first four anniversaries of the grant date of February 16, 2024.

In April 2025, the CHR Committee recommended and the Board approved annual compensation for non-employee directors consisting of: $25,000 cash, $4,000 cash for each committee a director serves on, $2,000 cash for each committee a director chairs, and equity awards valued at $50,000, subject to certain vesting requirements.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the following as of October 2, 2026: (i) each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities; (ii) each of our directors and director nominees; (iii) each of our Named Executive Officers; and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Outstanding (1)
Rohan Hazelton	1,043,333	(2)	2.83%
Alonso Sotomayor	150,000		0.41%
David Keough	225,000		0.61
K.W. (“K.D.”) Diepholz 1303 Regency Court Southlake, Texas 76092	3,230,700	(3)	8.8%
Matthew K. Rose 1110 Post Oak Place Westlake, Texas 76262	7,479,058	(4)	19.9%
Golden Post Rail, LLC 1110 Post Oak Place Westlake, Texas 76262	4,987,579	(5)	13.3%
Gareth Nichol 5 Greenridge Rd. Greenwood Village, CO 80111	7,425,768	(6)	20.2%
Ocean Partners UK Limited 3rd Floor, The Pearce Building, West Street Maidenhead, Berkshire, UK SL6 1RL	5,162,308		14.0%
Dale G. Petrini	349,319	(7)	* %
Quinton Hennigh	236,630	(8)	* %
Phillip A. Rose	36,630		* %
Brent Omland	36,630		* %
Maria Virginia Anzola	36,630		* %
Oscar M. Cabrera	54,945		* %
All directors and executive officers as a group (9 persons)	2,169,117		5.79%

(1)
The table assumes 36,815,725 shares of Common Stock issued and outstanding as of October 2, 2026. For purposes of the table, we determined the number of shares of each class as beneficially owned by each person under Rule 13d-3(d)(1) of the Exchange Act. Under this rule, shares of voting stock not outstanding that are subject to issuance pursuant to options, warrants, rights or conversion privileges exercisable by a person within 60 days of the date indicated are deemed outstanding for the purpose of calculating the number and percentage beneficially owned by such person, but are not deemed outstanding for the purpose of calculating the number or percentage beneficially owned by any other person listed in the table. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares beneficially owned by such person, subject to community property laws, where applicable. Beneficial ownership and voting power representing less than one percent of the outstanding shares of a class is denoted with an asterisk (*).
(2)
Mr. Hazelton was appointed as our President and Chief Executive Officer on June 3, 2024. Includes 500,000 shares of common stock issuable on exercise of vested stock options. 333,333 vested RSU’s and 150,000 vested DSU’s.

(3) Based upon the Form 4 filed by such beneficial owner with the SEC on August 15, 2025.

(4) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on September 3, 2026. Includes shares of Common Stock beneficially owned by Golden Post Rail, LLC and MKR 2022 Grantor Retained Annuity Trust,

and includes 598,275 shares of Common Stock issuable upon the conversion of derivative securities beneficially owned by Golden Post Rail, LLC. Mr. Rose shares voting and dispositive power with respect to 6,742,579 of the shares.

(5) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on September 3, 2026. Includes 598,275 shares of Common Stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner. Golden Post Rail, LLC shares voting and dispositive power with respect to all of the shares.

(6) Based upon Schedule 13D filed by such beneficial owner with the SEC on September 3, 2026.

(7) Includes 50,000 shares of Series D Preferred Stock convertible into 50,000 shares of Common Stock.

(8) Includes 200,000 shares of common stock issuable upon the exercise of vested stock options.

PREFERRED SHARES (SERIES C)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series C	Golden Post Rail LLC	2633 Magnolia Circle Westlake, Texas 76262	1,734,992	100.0%

PREFERRED SHARES (SERIES D)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series D	Dale Petrini	29 Bash Pl. Houston, TX 77027	50,000	6.58%
Series D	Gareth Nichol	5 Greenridge Rd. Greenwood Village, CO 80111	500,000	65.79%
Series D	Ronald Vail	6766 Pine Circle Toledo, OH 43617	100,000	13.16%

PREFERRED SHARES (SERIES E)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series E	Golden Post Rail LLC	2633 Magnolia Circle Westlake, Texas 76262	1,552,795	100.0%

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2025:

Number of
Securities
Number of	Weighted	Remaining
Securities to be	Average	Available for

	Issued upon	Exercise Price	Future Issuance
	Exercise of	of Outstanding	Under Equity
	Options. Warrants	Options. Warrants	Compensation
Plan Category	or Rights	or Rights	Plan
Equity Compensation Plans Approved by Security Holders (1)	3,572,142 (3)	$0.58	427,858 (4)
Equity Compensation Plans Not Approved by Security Holders (2)	0	0
Total	3,572,142	$0.58	1,040,358

(1) Includes awards outstanding under our 2024 Plan.

(2) Includes awards outstanding under our 2022 Stock Incentive Plan (the “2022 Plan”).

(3) Includes 1,965,659 shares subject to unvested RSU, DSU and option awards under our 2024 Plan.

(4) Includes 427,858 shares remaining available for issuance under our 2024 Plan as of December 31, 2025.

(5) Includes 612,500 shares remaining available for issuance under our 2022 Plan as of December 31, 2025.

Material Features of the 2022 Plan

Effective Date; Duration of the Plan. The 2022 Plan became effective on September 30, 2022 and will remain in effect until September 30, 2032, unless earlier terminated by the Board.

Plan Administration. The 2022 Plan is administered by the CHR Committee. The CHR Committee has the authority to, among other things, interpret the 2022 Plan, determine who is granted awards under the 2022 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2022 Plan.

Eligibility. The CHR Committee may grant awards to any employee or other individual that performs services for the Company and/or its subsidiaries.

Shares Available for Awards. The 2022 Plan authorizes the issuance of up to 2,000,000 shares of Common Stock.

If any outstanding award expires or is forfeited for any reason, the shares of Common Stock which were subject to the award will, unless the 2022 Plan has been terminated, become available for future awards under the 2022 Plan.

Types of Awards the May Be Granted. Subject to the limits in the 2022 Plan, the CHR Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are restricted stock. A restricted stock award is an award of actual shares of Common Stock which are subject to certain restrictions for a period of time determined by the CHR Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.

Adjustment Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2022 Plan and any award agreements, the maximum number of shares of Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Change in Control. Upon a change in control of the Company, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any award will be automatically accelerated or waived.

Amendment or Termination of the Plan. The Board may suspend, amend, modify or terminate the 2022 Plan at any time; provided that, except as otherwise provided on the 2022 Plan, no such suspension, termination, amendment or modification of the 2022 Plan may adversely affect in any material way any award previously granted under the 2022 Plan without the applicable participant’s consent.

Amendment of Awards. The CHR Committee may amend the terms of any one or more awards. However, the CHR Committee may not amend an award that would impair a participant’s rights under the award without the participant’s consent.

U.S. Federal Income Tax Consequences of Awards. Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction. If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements for our Named Executive Officers, which are described elsewhere in this Proxy Statement, below are transactions since January 1, 2024 in which we have participated or will be a participant and:

•
the amounts involved exceeded or will exceed the lesser of (i) $120,000, and (ii) 1% of the Company’s total assets at year-end for the last two completed fiscal years; and

•
any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

During the year ended December 31, 2025, the Company paid or accrued $406,292 in fees to its directors.

On June 26, 2024, the Company entered into a privately negotiated stock purchase agreement with Golden Post Rail, LLC (“Golden Post”), an existing holder of more than 5% of the Company’s voting securities, pursuant to which the Company issued and sold to Golden Post in a private placement 1,552,795 shares of Series E Preferred Stock, which are convertible into Common Shares on a 1:1 ratio. The Company received aggregate net proceeds from the private placement of approximately $2.5 million.

On October 18, 2024, the Company entered into privately negotiated stock purchase agreements with several accredited investors, pursuant to which the Company issued and sold to the investors in a private placement an aggregate of 5,769,231 shares of Common Stock. The Company received aggregate net proceeds from the private placement of approximately $6.0 million. The following table summarizes the shares of the Common Stock that holders of more than 5% of its voting securities purchased in the private placement:

Name	Number of Shares of Common Stock Purchased	Purchase Price Paid
Golden Post Rail, LLC	1,495,000	$1,554,800
Gareth Nichol	2,778,846	$2,900,000

On April 30, 2026, the Company entered into a privately negotiated stock purchase agreement with Ocean Partners UK Limited (“Ocean Partners”), an existing holder of more than 5% of the Company’s voting securities, pursuant to which the Company issued and sold to Ocean Partners in a private placement 833,333 shares of Common Stock. The Company received aggregate net proceeds from the private placement of approximately $1.0 million.

On September 1, 2026, the Company entered into privately negotiated stock purchase agreements with several accredited investors, pursuant to which the Company issued and sold to the investors in a private placement an aggregate of 6,666,666 units (the “Units”) of the Company securities, comprised of 6,666,666 shares of Common Stock, and warrants to purchase 6,666,666 shares of Common Stock at an exercise price of $0.51 per share. The Company received aggregate net proceeds from the private placement of approximately $3.0 million. The following table summarizes the Units that holders of more than 5% of its voting securities purchased in the private placement:

Name	Number of Units Purchased	Purchase Price Paid
Golden Post Rail, LLC	1,913,889	$861,125
Gareth Nichol	2,000,000	$900,000
Ocean Partners UK Limited	1,891,667	$851,250

The Company has not adopted written policies and procedures specifically for related party transactions. The Board is responsible for the approval of all related party transactions.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2025.

The Audit Committee has reviewed and discussed the audited financial statements of DynaResource, Inc. with management. The Audit Committee has discussed with Davidson & Company, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received written disclosures and the letter from Davidson & Company LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Davidson & Company LLP its independence from our company. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

This report is submitted by the Audit Committee of the Board of Directors:

Phillip Rose, Chairman

Brent Omland

Dale Petrini

PROPOSALS 1 AND 2

ELECTION OF DIRECTORS

The Company’s Board is presently comprised of Class I and Class II directors. The Board has nominated the individuals identified below for election as Class I and Class II directors at the Annual Meeting. If they are elected, they will serve on our Board until the next annual meeting of stockholders or until their earlier death, resignation, or removal. Under the terms of our Amended and Restated Certificate of Incorporation, as amended, the Series C Preferred stockholders have the right to elect the Class II director. Two of the Company’s current directors, Oscar Cabrera and Quentin Hennigh, will not stand for re-election at the Annual Meeting.

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position	Director Since	Class
Brent Omland	44	Incumbent Director	2024	I

Rohan Hazelton	52	President, Chief Executive Officer and Incumbent Director	2024	I

Philip A. Rose	36	Incumbent Director	2015	II

Dale G. Petrini	70	Incumbent Director	2016	I

Maria Virginia Anzola	52	Incumbent Director	2025	I

Proposal 1 – Election of Class I Directors

The following individuals are nominated to serve as Class I Directors:

•
Brent Omland
•
Rohan Hazelton
•
Dale Petrini
•
Maria Virginia Anzola

Brent Omland. Mr. Omland is a mining executive with 20 years of experience in the mining and metals trading industry. Mr. Omland is a graduate of the University of British Columbia and a Canadian CPA. Mr. Omland has also worked in finance roles for Teck Resources and in senior finance roles for an integrated lead mining and smelting group based in Australia (Ivernia/Enirgi Metals). Since 2021, Mr. Omland has served as either the Co-CEO or sole CEO of Ocean Partners UK Limited. Mr. Omland also serves on the board of directors for Dore Copper Mining Corp, Galantas Gold Corporation and Nicola Mining Inc., all listed on the TSX-V. We believe that Mr. Omland’s lifetime of involvement in the mining industry from production to financing to trading qualify him to continue to serve as a member of our Board.

Rohan Hazelton. Mr. Hazelton has 25 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Mr. Hazelton was named the Company’s President and CEO in June 2024. From December 2023 to May 2024, Mr. Hazelton worked as an independent mining consultant. From May 2021 to November 2023, Mr. Hazelton served as Chief Executive Officer of NorZinc Ltd., a zinc-lead-silver developer. From January 2021 to May 2021, Mr. Hazelton worked as Chief Financial Officer of both Cerrado Gold Inc. (TSXV: CERT) and Ascendant Resources Inc. (TSX:

ASND). He also co-founded KORE Mining (TSXV: KORE), serving as KORE’s Chief Executive Officer. Prior to that, he worked at Goldcorp, and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals and Gryphon Gold as well as several non-profits. He currently serves on the Board of Directors of Search Minerals (TSXV:SMY). He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics. Mr. Hazelton holds dual citizenship in Canada and the US. We believe that Mr. Hazelton’s experience in the mining sector with a history of operational efficiencies and fluency in Spanish and English qualify him to continue to serve as a member of the Board.

Dale G. Petrini. Mr. Petrini brings over 40 years of extensive international project and manufacturing experience to the Board. During his 40+ years with The Dow Chemical Company, Houston, Texas, Mr. Petrini was the engineering sponsor, advisor and led the project development for several international mega projects totaling over $50 billion. In his latest role for Dow, he was responsible for the project development of mega project growth opportunities in Latin America. Previously, Mr. Petrini was responsible for Global Construction Management and Global Capital Procurement for Dow with offices and personnel located throughout the world. In addition, he was the Plant Manager for several production units and led the respective business management teams. Since 2021, Mr. Petrini has been engaged primarily as a corporate director. Mr. Petrini earned his civil engineering degree from The University of Michigan and is a registered licensed professional engineer. He holds dual citizenship in the US and EU. We believe that Mr. Petrini’s more than 40 years of engineering experience with senior management oversight of operations, both domestically and internationally, qualify him to continue to serve as a member of our Board.

Maria Virginia Anzola. Ms. Anzola brings over 27 years of extensive legal experience to the resource sector, with specific expertise in the mining industry and operations in Latin America. She is called to the bar in both Venezuela and Ontario, which gives her a strong foundation in both civil law and common law. Ms. Anzola holds a Master of Laws from The University of Michigan, Ann Arbor, and from Osgoode Hall Law School (York University), as well as a Certificate in Mining Law from Osgood Hall Law School. She is fluent in Spanish and English and conversational in French. She has served as General Counsel and Corporate Secretary for Ascendant Resources Inc (TSX:ASND), and Cerrado Gold Inc (TSXV:CERT). She previously held the position of Assistant General Counsel at Primero Mining Corp. and served as Senior Counsel at Hudbay Minerals Inc. Since January 2021 she has served as a corporate director, and between June 2021 and May 2025, she worked for The Flipside Plan Inc. Her career also includes experience in the oil and gas industry, further broadening her understanding of international resource operations and regulatory landscapes. She also serves on the board of directors of Cerrado Gold Inc. We believe that Ms. Anzola’s experience as a lawyer, her leadership experience in senior positions in mining companies, including experience with regulatory and compliance matters both in common law and civil law, as well as her fluency in Spanish and English qualify her to continue to serve as a member of our Board.

Required Vote – Proposal 1 – Election of Class I Directors

Class I Directors will be elected by a plurality vote of the shares of Common Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES FOR CLASS I DIRECTORS IN PROPOSAL 1.

***

Proposal 2 – Election of Class II Director

The following individual is nominated to serve as the Class II Director:

•	Phillip A. Rose

Philip A. Rose. Mr. Rose has been a Partner at Cross Tie Capital, Ltd, a Texas family investment office with a focus on alternative assets since 2018. Through this role, Mr. Rose serves in various operating roles of Cross Tie’s portfolio companies and Managing Partner of KMO Burger, LLC, a quick-serve restaurant holding company. He is also responsible for investment origination, asset management and disposition oversight of Cross Tie’s holdings. Mr. Rose has extensive experience in private investments, in a variety of asset classes and a broad array of investment structures. He is also a member of the firm’s investment committee. Mr. Rose is a graduate of Texas Christian University in Fort Worth, Texas. Mr. Rose is the appointee to the Board by Golden Post, LLC, the holder of the Series C Preferred Stock.

Required Vote – Proposal 2 – Election of Class II Director

The Class II Director will be elected by a plurality vote of the shares of Series C Preferred Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS II DIRECTOR IN PROPOSAL 2.

***

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

General

The Audit Committee of the Board has appointed Davidson & Company LLP, Vancouver, BC, Canada to serve as the Company’s present independent registered public accounting firm for the fiscal year ending December 31, 2026. Davidson & Company LLP has served as the Company’s independent registered public accounting firm since 2023.

At the Annual Meeting, you will be asked to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Company expects a representative of Davidson & Company to be present, either in person or electronically, to have the opportunity to make a statement if they desire to do so, or to be available to respond to appropriate questions, at the Annual Meeting.

Independence

Davidson & Company LLP has advised us that it has no direct or indirect financial interest in us or in any of our subsidiaries and that during fiscal year 2025, it had no connection with us or any of our subsidiaries, other than as our independent registered public accounting firm or in connection with certain other services, as described below.

Principal Accountant Fees and Services

During fiscal year 2024, we entered into an engagement agreement with Davidson & Company LLP, which sets forth the terms by which Davidson & Company LLP agreed to perform audit services for us. Those services consisted of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

During fiscal year 2024, Davidson & Company LLP performed services consisting of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

Davidson & Company LLP did not perform any financial information systems design and implementation services for us or our subsidiaries in fiscal years 2024 or 2023.

The following table summarizes the fees paid by us to our independent registered public accounting firm during fiscal years 2025 and 2024.

Type of Service and Fee	2025	2024
Audit Fees (1)	$245,666	$222,684
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$245,666	$222,684

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures requiring pre-approval by the Audit Committee of the engagement of the Company’s independent auditor to perform audit services, as well as permissible non-audit services.

AUDIT SERVICES: The terms and fees for the Company’s annual audit are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits and other procedures required to be performed by the auditor to form an opinion on our financial statements, and such other procedures including information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Other audit services may also include statutory audits or financial audits for subsidiaries and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or used in connection with securities offerings.

AUDIT RELATED SERVICES: Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Audit-related services are subject to the specific pre-approval of the Audit Committee. Audit-related services include, among others, due diligence services relating to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as audit services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

TAX SERVICES: Tax services are subject to the specific pre-approval of the Audit Committee. The Audit Committee will not approve the retention of the independent auditor in connection with a transaction, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

ALL OTHER SERVICES: Pre-approval by the Audit Committee is required for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Required Vote – Proposal 3 – Ratification of Independent Registered Public Accounting Firm

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Davidson & Company LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the stockholders ratify the selection, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.

***

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE COMPANY’S 2024 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

Our Board believes that equity incentives are important tools in motivating the performance of our officers, key employees and directors. As of October 2, 2026, 427,858 shares are available for grant of future equity awards under the 2024 Plan. The Board has approved, subject to stockholder approval, an amendment of the 2024 Plan to increase the number of shares authorized for issuance under the 2024 Plan by 2,000,000 shares for a total number of shares authorized for issuance thereunder equal to 6,000,000 shares of Common Stock (the “Plan Amendment”). The Board anticipates, based upon modeling and testing at various potential stock prices and assuming we continue to grant awards consistent with our current practices and historical usage, that this proposed increase in the number of authorized shares is sufficient to cover those annual awards made to members of the Company’s senior executive team and Board in 2026, but conditioned upon receipt of stockholder approval of the Plan Amendment and, in addition thereto, equity awards under the 2024 Plan through October 2, 2026. This projected share usage is based on and subject to assumptions regarding market stock prices, which may materially affect the rate at which shares are granted and utilized under the 2024 Plan.

Introduction

Our stockholders are being asked to approve the Plan Amendment, a copy of which is attached as Appendix A to this Proxy Statement. The 2024 Plan, as amended by the Plan Amendment is referred to herein as the “Amended 2024 Plan.” The Board, on the recommendation of the CHR Committee, approved the Plan Amendment on September 25, 2026, subject to stockholder approval. The Plan Amendment will become effective immediately upon stockholder approval at the Annual Meeting. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing 2024 Plan will continue in full force and effect, and we may continue to grant awards under the 2024 Plan, subject to its terms, conditions and limitations, using the shares remaining available for issuance thereunder.

Overview of Proposed Amendment

Increase in Share Reserve. We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. As of October 2, 2026, a total of 4,000,000 shares of our Common Stock were reserved under the 2024 Plan, the aggregate number of shares of Common Stock subject to awards under the 2024 Plan was 3,572,142 shares and a total of 427,858 shares of Common Stock remained available under the 2024 Plan for future issuance.

If our stockholders approve the Plan Amendment, an additional 2,000,000 shares will be reserved for issuance under the Amended 2024 Plan over the existing share reserve under the 2024 Plan for a total share reserve of 6,000,000 shares. As noted above, the Board anticipates that this proposed increase is sufficient to cover certain annual awards made in 2026, but subject to approval of the Plan Amendment and, in addition thereto, equity awards under the 2024 Plan through October 2, 2026, based on and subject to assumptions regarding market stock prices.

All of the foregoing share numbers may be further adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Stock Dividends and Stock Splits” and “Corporate Transactions.”

The 2024 Plan is not being amended in any material respect other than to increase the number of shares available for grant thereunder.

Equity Incentive

We have operated, and continue to operate, in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program. Our equity incentive program is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including, employees, consultants, and directors) of our company (and its subsidiaries) which align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

Unless the Plan Amendment is authorized and approved by our stockholders, the number of shares available for issuance under the 2024 Plan will be too limited to effectively achieve its purpose as an incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. The proposed increase in the share reserve under the Amended 2024 Plan over the existing share reserve under the 2024 Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient equity awards to effectively attract, motivate and retain employees, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our Company. These cash replacement alternatives would then reduce the cash available for other purposes. Our equity incentive program is broad-based. As of October 2, 2026, 7 of our approximately 10 employees and consultants received grants of equity awards and 6 of our non-employee directors had received grants of equity awards.

The table below presents information about the number of shares that were subject to outstanding equity awards under our equity incentive plans and the shares remaining available for issuance under such plans, each at October 2, 2026, and the proposed increase in shares authorized for issuance under the Plan Amendment.

Plan Category	Number of Shares (#, except as otherwise noted)	As a % of Shares Outstanding (1)	Dollar Value (2)
2024 Plan	4,000,000	10.86%	$3,560,000
Options outstanding	1,150,000	3.12%	$1,023,500
Weighted average exercise price of outstanding options	$2.88
Weighted average remaining term of outstanding options	2.60
RSUs outstanding	1,692,142	4.60%	$1,506,006
Restricted stock outstanding	730,000	1.98%	$649,700
Shares remaining available for grant under 2024 Plan	427,858	1.16%	$380,794
2022 Plan
Restricted stock outstanding	1,387,500	3.77%	$1,234,875
Shares remaining available for grant under 2022 Plan	612,500	1.66%	545,125
Amended 2024 Plan

Proposed increase in shares available for issuance under Amended 2024 Plan (over existing share reserve under the 2024 Plan)	2,000,000	5.43%	$1,780,000

(1)
Based on 36,815,725 shares of our Common Stock outstanding as of October 2, 2026.
(2)
Based on the closing price of our Common Stock on October 2, 2026, of $0.89 per share.

In determining whether to approve the Amended 2024 Plan, including the proposed increase to the share reserve under the Amended 2024 Plan over the share reserve under the existing 2024 Plan, our Board considered the following:

•
The shares to be initially reserved for issuance under the Plan Amendment represent an increase of 2,000,000 shares from the aggregate number of shares reserved for issuance under the 2024 Plan.
•
In determining the size of the share reserve under the Amended 2024 Plan, our Board considered the number of equity awards granted by our company during the past three calendar years. In calendar years 2023, 2024 and 2025, our annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans were 0%, 9.6% and 4.1%, respectively.
•
We expect the proposed aggregate share reserve under the Amended 2024 Plan to provide us with enough shares for awards for approximately two years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2024 Plan could last for a shorter or longer time.
•
In fiscal years 2023, 2024 and 2025, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 14%, 12% and 9%, respectively. If the Amended 2024 Plan is approved, we expect our overhang at the end of 2026 will be approximately 40%.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Amended 2024 Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Amended 2024 Plan.

Stockholder Approval Requirement

Stockholder approval of the Plan Amendment is necessary in order for us to meet the stockholder approval requirements under applicable law. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing 2024 Plan will continue in full force and effect, and we may continue to grant awards under the 2024 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Material Features of the Amended 2024 Plan

Purpose. The purpose of the Amended 2024 Plan is to attract and retain key individuals, further align employee and stockholder interests, and promote the success of our business. The Amended 2024 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders.

Eligibility; Types of Awards. The Amended 2024 Plan allows us, under the direction of our CHR Committee, to make grants of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, performance awards, and other equity-based awards to employees, consultants and directors who, in the opinion of the CHR Committee, are in a position to make a significant contribution to our long-term success. As of October 2, 2026, approximately 6 employees, 6 non-employee directors and approximately 4 consultants would be eligible to participate in the Amended 2024 Plan had it been in effect on such date.

Plan Administration. In accordance with the terms of the Amended 2024 Plan, our Board has authorized our CHR Committee to administer the Amended 2024 Plan. The CHR Committee has the authority to, among other things, interpret the Amended 2024 Plan, determine who will be granted awards under the Amended 2024 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the Amended 2024 Plan.

Shares Available for Issuance. As of October 2, 2026, a total of 4,000,000 shares of our Common Stock are currently authorized for issuance under the 2024 Plan and will be reserved for issuance under the Amended 2024 Plan. Pursuant to the Plan Amendment, the number of shares that will be reserved for issuance as of the effective date of the Plan Amendment will be increased by 2,000,000 for a total share reserve under the Amended 2024 Plan of 6,000,000 shares.

Generally, shares of Common Stock reserved for awards under the Amended 2024 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld by us or surrendered by a participant for taxes will not be available again for grant.

Under the Amended 2024 Plan, the total aggregate value of cash compensation, or other compensation, and the value (determined as of the grant date in accordance with ASC Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year under the Amended 2024 Plan may not exceed $1,500,000.

The CHR Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see Adjustments Upon Changes in Stock).

Stock Options. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share called the exercise price. An option may be either an incentive stock option or ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Amended 2024 Plan. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of Common Stock on the grant date. As of the Record Date, the closing price of our Common Stock was $0.89. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the CHR Committee.

Restricted Stock. A restricted stock award is an award of actual shares of Common Stock which are subject to certain restrictions for a period of time determined by the CHR Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.

Stock Appreciation Rights. A stock appreciation right or SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of Common Stock on the grant date. SARs may be granted alone ("freestanding rights") or in tandem with options ("related rights").

Restricted Stock Units. A restricted stock unit or RSU is an award of hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of Common Stock, which are subject to certain restrictions for a period of time determined by the CHR Committee. No shares of Common Stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award.

Because no shares are outstanding, the participant does not have any rights as a stockholder. The CHR Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant's award agreement. The CHR Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Awards. A performance award is an award of shares of Common Stock or units that are only earned if certain conditions are met. The CHR Committee has the discretion to determine the number of shares of Common Stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions, and restrictions of the award.

Other Equity-Based Awards. The CHR Committee may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the CHR Committee as set out in an award agreement.

Vesting. The CHR Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Amended 2024 Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of Common Stock subject to all awards and the maximum number of shares of Common Stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the CHR Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the CHR Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (Code) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control. Unless otherwise provided in an award agreement, in the event of a change in control, the vesting of all awards under the Amended 2024 Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable. In the case of performance awards, in the event of a change in control, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the CHR Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the CHR Committee's determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the CHR Committee.

In the event of a change in control, the CHR Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the change in control, the CHR Committee may cancel the option or SAR without the payment of any consideration.

A change in control is defined as (a) The acquisition, other than from the Company, by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding shares of Common Stock; (b) the replacement of a majority of the members of the Board during any twelve-month period by directors not endorsed by a majority of the Board prior to the date of appointment or election; (c) the sale of all or substantially all of the assets of the Company and its subsidiaries to any entity that is not a subsidiary of the Company; (d) the date that is ten business days prior to the consummation of the complete liquidation or dissolution of the Company; or (e) the consummation of a reorganization, merger or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of Common Stock immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock and voting securities of the corporation resulting from the transaction.

Amendment and Termination. The Board may amend or terminate the Amended 2024 Plan at any time. However, except in the case of adjustments upon changes in Common Stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws.

Amendment of Awards. The CHR Committee may amend the terms of any one or more awards. However, the CHR Committee may not amend an award that would impair a participant's rights under the award without the participant's written consent.

Clawback Provision. The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Amended 2024 Plan or an award agreement in accordance with applicable Company clawback policy(ies).

Duration of Plan. Unless earlier terminated by the Board, the Amended 2024 Plan will expire by its terms on February 18, 2034.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended 2024 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2024 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options (ISOs):

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold. If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss. If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

Non-Qualified Options:	The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Stock Appreciation Rights (SARs):

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares:

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance share awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction. If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Restricted Stock Units (RSUs) and Performance Stock Units (PSUs):

The grant of an RSU or PSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Amended 2024 Plan and awards granted under the Amended 2024 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company's Deductions	Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

Except with respect to equity awards that may be granted to our non-employee directors pursuant to our non-employee director compensation program described above under “Director Compensation,” the number of awards that our NEOs, directors, other executive officers and other employees may receive under the Amended 2024 Plan in the future will be determined in the discretion of the Board or CHR Committee. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended 2024 Plan, or the benefits that would have been received by such participants if the Amended 2024 Plan had been in effect in the year ended December 31, 2025.

Plan Benefits

As of October 2, 2026, each of our NEOs and the other groups identified below have been granted the following awards under the 2024 Plan:

	Shares Granted (#)	Dollar Value (1)($)
Rohan Hazelton, President and CEO	1,800,000	$2,830,500
Alonso Sotomayor, CFO	225,000	$317,250
David Keough, COO	525,000	$608,250
All Executive Officers as a Group (3 persons)	2,550,000	$3,756,000
All Non-Executive Directors as a Group (6 persons)	757,142	$784,999
All Non-Executive Employees as a Group (7 persons)	265,000	$289,050
TOTALS	3,572,142	$4,837,249

(1)
Represents the grant date fair value as computed under ASC Topic 718.

In 2026, the CHR Committee approved no grants to our NEOs, non-executive directors, and other non-executive employees.

	Shares Granted (#)	Dollar Value (1)($)
Rohan Hazelton, President and CEO	-	$ -
Alonso Sotomayor, CFO	-	$ -
David Keough, COO	-	$ -
All Executive Officers as a Group (3 persons)	-	$ -
All Non-Executive Directors as a Group (6 persons)	-	$ -
All Non-Executive Employees as a Group (7 persons)		$ -

Required Vote – Proposal 4 – Approval of Amendment to the Company’s 2024 Amended and Restated Equity Incentive Plan

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.

***

PROPOSAL 5

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

On September 25, 2026, our Board approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), that would increase the number of authorized shares of our stock from 60,001,000 to 120,001,000 and increase the number of authorized shares of our Common Stock from 40,000,000 to 100,000,000 (the “Authorized Shares Certificate Amendment”), a copy of which is attached as Appendix B to this Proxy Statement. Our Board determined that the Authorized Shares Certificate Amendment is advisable and in the best interest of our Company and our stockholders, and recommends that stockholders approve the Authorized Shares Certificate Amendment.

Shares Available for Future Issuance

The Certificate currently authorizes the issuance of 60,001,000 shares of capital stock, consisting of 40,000,000 shares of Common Stock and 20,001,000 shares of Preferred Stock. As of October 2, 2026, there were 36,815,725 shares of our Common Stock issued and outstanding, and an additional 11,130,974 shares of Common Stock were required to be reserved for issuance upon the exercise or settlement of outstanding warrants, stock options, and restricted stock units.

As a result, as of October 2, 2026, only 3,184,275 shares of Common Stock remained available for future issuance (or 1,184,275 shares if our stockholders approve the Plan Amendment pursuant to Proposal 4). This represents approximately 7.9% of our outstanding Common Stock (or 3.2% if our stockholders approve the Plan Amendment pursuant to Proposal 4). The Board believes this limited number of available shares could impair the Company's ability to raise capital, provide equity-based compensation to employees and service providers, satisfy its reserve and issuance obligations under its outstanding derivative securities, and pursue strategic or other corporate transactions that may involve the issuance of equity as consideration.

Purpose of the Amendment

Our Board has determined, in its business judgment, that an increase to the authorized shares of our stock from 60,001,000 shares to 120,001,000 shares and an increase to the authorized shares of our Common Stock from 40,000,000 shares to 100,000,000 is in the best interests of the Company and our stockholders, and as a result, the Board has unanimously approved such an increase, subject to stockholder approval. In making this determination and approval, the Board considered, among other things: our need for additional capital; our historical share issuance purposes and rates; our possible future share requirements; recent practices at other public companies; and a recommendation from our management.

The Board believes the Authorized Shares Certificate Amendment is desirable, and is requesting that our stockholders approve the Authorized Shares Certificate Amendment, to provide us with the flexibility to issue our Common Stock as needed for any purpose the Board may approve in the future, which could include, for instance, raising capital; compensating employees or other service providers; acquiring assets, technologies or businesses; effecting stock splits or dividends or other capitalization changes; and other corporate purposes. If the Authorized Shares Certificate Amendment is approved, the newly authorized shares of our Common Stock would be issuable for any proper corporate purpose.

Historically, we have issued our Common Stock (or securities convertible into or exercisable or exchangeable for our Common Stock) for the following main reasons:

•
to raise capital;
•
in connection with strategic transactions and relationships;
•
as compensation to attract and retain our personnel through grants of equity awards; and
•
for other general corporate purposes.

We are party to agreements to issue Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) totaling 5,604,771 shares for the reasons described above, and our Board may desire to use our Common Stock for these or other reasons in the future. In addition, as of October 2, 2026, an aggregate of 11,130,974 shares of Common Stock were issuable upon the exercise or settlement of outstanding warrants and compensatory equity awards, consisting of 7,555,832 shares underlying outstanding warrants and 3,572,142 shares underlying outstanding stock options, restricted stock units, deferred stock units and other compensatory share awards. The Board believes the availability of additional shares for future compensatory purposes is an important recruiting and retention tool. The Board also believes that it is critical for the long-term benefit of the Company as possible consideration in acquisition transactions and to have the ability to raise equity capital.

Except with issuances of shares of our Common Stock upon the exercise or conversion of outstanding securities and in connection with our 2024 Plan and our other equity issuance plans and awards granted thereunder, we currently have no specific understandings or commitments, oral or written, which would require us to issue a material amount of new shares of our Common Stock.

Possible Adverse Effects if the Authorized Shares Certificate Amendment is Approved

If the Authorized Shares Certificate Amendment is approved by our stockholders, the Board would generally be able to issue the additional authorized shares in its discretion from time to time without further action by or approval of our stockholders, subject to and as limited by the rules and listing requirements of any then applicable securities exchange and the requirements of all applicable law.

Approval of the Authorized Shares Certificate Amendment could have the following adverse effects:

•
Increased Potential for Dilution. If approved, the Authorized Shares Certificate Amendment would result in our Board’s ability to issue the newly authorized shares of our Common Stock in the future in its discretion and without obtaining further stockholder approval. Because our common stockholders do not have preemptive rights with respect to our Common Stock, they would not have preferential rights to purchase any additional shares we may issue in the future. Consequently, any issuance of additional shares of our Common Stock, unless such issuance is pro-rata among existing stockholders, would increase the number of outstanding shares of our Common Stock and decrease the ownership of our existing common stockholders, as well as their percentage interest in the voting power, liquidation value and book value of our Common Stock. Depending on the terms of any such issuance, this dilution could be significant. At this time, it is impossible to predict the dilutive impact of future shares issuances, if any. The level of any potential dilution would depend on a number of factors, including the price of our Common Stock at the time of any future issuances and the number of shares of our Common Stock then outstanding.
•
Anti-Takeover Effects. The availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to effect a change in control of our Company or remove current management, which our stockholders might otherwise deem favorable. For example, without further stockholder approval, the Board could strategically sell shares of our Common Stock in a private transaction to purchasers that would oppose a change in control attempt or favor current management, or could more easily dilute the stock ownership of a person or group seeking to effect and change in the composition of the Board or contemplating a tender offer or other transaction that would result in our acquisition by another company. The anti-takeover effect of an increase to the authorized shares of our Common Stock would be in addition to (1) the provisions of Delaware law that may frustrate business combination with large stockholders, and (2) other provisions in our Certificate and our Bylaws that may also have an anti-takeover effect, such as certain advance notice requirements with respect to any stockholder proposals and nominations of director candidates.
•
Except as described above, we do not presently have any plans, intentions or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences, and the Board is not presently aware of any attempt, or contemplated attempt, to acquire control of our Company. Further this Authorized Shares Certificate Amendment is not being presented with the design or intent that it be used to prevent or discourage a change in control or management or an acquisition attempt; however, stockholders should be aware that nothing would prevent the Board from taking any such actions that it deems consistent with its fiduciary duties.

Possible Adverse Effects if the Authorized Shares Certificate Amendment is Not Approved

If the Authorized Shares Certificate Amendment is not approved by our stockholders, the number of shares of our stock we would be authorized to issue would remain at its current level of 60,001,000 shares and the number of shares of our Common Stock we would be authorized to issue would remain at its current level of 40,000,000 shares, and we would have only 3,184,725 (or 1,184,725 if our stockholders approve the Plan Amendment pursuant to Proposal 4) shares of our Common Stock available for future issuance (based on our capitalization as of October 2, 2026, as described above).

A failure to obtain the approval of our stockholders of the Authorized Shares Certificate Amendment could have the following adverse effects:

•
Inability to Raise Capital by Issuing Our Common Stock. At certain times in the past, we have relied in part on issuances of equity securities to generate sufficient capital to support our operations. Our capital requirements to support our existing operations, satisfy our commitments and pursue future growth depend on many factors, and we may need to raise additional funding through the issuance of equity or convertible debt securities. If the Authorized Shares Certificate Amendment is not approved by our stockholders, then we may not have sufficient authorized and unreserved shares of our Common Stock to pursue such capital-raising transactions, in which case we may not be able to execute our business plans or take advantage of future opportunities, and we may be forced to modify our business model, implement cost-cutting measures, delay, scale back or eliminate some or all of our ongoing and planned investments and initiatives, or reduce or cease our operations entirely.
•
Lack of Flexibility to Use Equity for Other Valid Purposes. As described above, the Board believes the Authorized Shares Certificate Amendment would provide us with needed flexibility to issue the newly authorized shares in the future when and as necessary and in a timely basis. This flexibility would allow us to take advantage of favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for each separate transaction or issuance. If the Authorized Shares Certificate Amendment is not approved by our stockholders, the Board has significantly limited ability to issue equity at its discretion in the future, which could result in, among other things, difficulties retaining and recruiting executives and other personnel consistent with our business plans or an inability to effect potential future strategic transactions or acquisitions efficiently and when desired or otherwise believed to be advantageous to us.
•
Inability to Fulfill Obligations Under Outstanding Derivative Securities. As described above, if our stockholders do not approve the Authorized Shares Certificate Amendment, we will not have a sufficient number of shares of Common Stock available for issuance to satisfy our obligations under currently outstanding derivative securities, including outstanding stock options, warrants, and convertible preferred stock. The inability to reserve and issue shares of Common Stock upon the exercise, conversion, or exchange of such derivative securities could constitute a default or breach under the terms of the agreements governing such securities, potentially triggering remedies in favor of the holders thereof, which may include, among other things, penalties, liquidated damages, adjustments to conversion or exercise prices, or mandatory redemption obligations.
•
Inability to Consummate Strategic Transactions. The use of our Common Stock as acquisition or other strategic transaction consideration has significantly enhanced our ability to expand the scope of our business, and if we do not increase the total number of authorized shares of Common Stock, we will not be able to pursue such acquisitions or other strategic transactions. Failure to approve the Authorized Shares Certificate Amendment could mean that we may not be able to execute our business plans or take advantage of future opportunities, and we may be forced to modify our business model, delay, scale back or eliminate some or all of our ongoing and planned investments and initiatives. Any of these outcomes could have a material adverse effect on our business, performance and prospects.

Rights of Additional Authorized Shares of Common Stock

The additional authorized shares of our Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights, preferences and privileges as the shares of Common Stock that are currently issued and outstanding.

Board Discretion to Abandon the Increase of Our Authorized Shares of Common Stock

Even if this Authorized Shares Certificate Amendment is approved by our stockholders, the Board retains the discretion to abandon the increase to the authorized shares of our capital stock and Common Stock as contemplated hereby, if it determines such abandonment to be in the best interest of the Company and our stockholders.

Required Vote – Proposal 5 – Approval of the Amendment to the Company’s Certificate of Incorporation to Increase Authorized Shares

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of (i) Common Stock entitled to vote on the proposal, voting as a single class, and (ii) Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis) entitled to vote on the proposal, voting as a single class.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 5.

***

PROPOSAL 6

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are seeking your advisory vote of the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the section of this Proxy Statement titled “Executive Compensation.” You are being asked to vote on the following advisory resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers of DynaResource, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and the related material disclosed in this proxy statement is hereby APPROVED.”

The compensation of our Named Executive Officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, as the Board believes, promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Compensation” section of this Proxy Statement, the mix of fixed and performance based compensation and the terms of long-term incentive awards, as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract, motivate and retain key executives who are crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The CHR Committee and the Board believe that the design of the program, and hence the compensation awarded to our Named Executive Officers under the current program, fulfills this objective.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

Required Vote – Proposal 6 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Approval of this Proposal 6, on an advisory basis, requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. Although the vote is non-binding, the Board and the CHR Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation program and when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 6.

***

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters on which such voting group has the right to vote constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified. Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business on October 2, 2026 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting. Only persons holding shares of the Company’s Common Stock, Series C Preferred Stock, or Series D Preferred Stock as of the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 36,815,725 shares of Common Stock outstanding and eligible to vote. Also as of the Record Date, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,224,349 shares of Common Stock and eligible to vote on an as converted basis, 760,000 shares of Series D Preferred were outstanding, convertible into an aggregate of 760,000 shares of Common Stock and eligible to vote on an as converted basis and 1,552,795 shares of Series E Preferred were outstanding, convertible into an aggregate of 1,552,795 shares of Common Stock and eligible to vote on an as converted basis.

Effect of Abstentions and Broker Non-Votes

The election of directors to the Company’s Board is determined by a plurality of eligible votes cast for each such proposal, so an abstention on those proposals has no effect on the outcome of the proposal. Proposals 3, 4, and 6 require the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote on such proposals, so an abstention on those proposals will have the effect of a negative vote. Proposal 5, which involves amendments to the Company's Certificate, requires the affirmative vote of a majority of the shares of the voting groups entitled to vote thereon, so an abstention on those proposals will have the effect of a negative vote.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

Vote by Internet

You may vote by Internet prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on or about October 6, 2026 up until 11:59 p.m. Eastern Time on November 17, 2026.

Vote Online at the Meeting	You can vote online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/DYNR2026.
Vote by Mail	To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Vote by Telephone

You may vote by telephone prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on or about October 6, 2026 up until 11:59 p.m. Eastern Time on November 17, 2026.

You can vote either in person by attending the virtual Annual Meeting via webcast or by proxy (whether or not you attend the virtual Annual Meeting via webcast). To vote while attending the virtual Annual Meeting via webcast, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2026 and will need to enter the 16-digit control number included on your Notice, your proxy card or voter instruction form.

You May Revoke or Change Your Vote

As a record holder, if you submit voting instructions by telephone or by the internet, you may change your vote by following the same instructions used in originally voting your shares at any time prior to the vote during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, or other nominee. Your vote at the Annual Meeting will constitute a revocation of any earlier proxy or voting instructions. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are DynaResource shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request householding of their communications should contact their brokers.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580,

Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

Attention: Corporate Secretary

(972) 869-9400

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2026 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2026 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before June 7, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate directors and present other business for consideration at our 2027 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received no earlier than July 21, 2027 nor later than August 20, 2027. In the event that the date of the 2027 Annual Meeting is called for a date that is more than 30 days in advance of the anniversary of this year’s Annual Meeting or later than 70 days after the anniversary of this year’s Annual Meeting, such notice by the stockholder must be so received by the Board not later than the close of business on the later of the 90th day prior to such next annual meeting or the close of business on the 10th day following the date the Company publicly announces the date of such next annual meeting (by press release or SEC filing). Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 19, 2027.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” will not be deemed incorporated, unless specifically provided otherwise in such filing.

In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than this Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

By Order of the Board of Directors,

/s/ Rohan Hazelton
Rohan Hazelton
Chief Executive Officer October 5, 2026

APPENDIX A

FIRST AMENDMENT TO THE

DYNARESOURCE, INC.

2024 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the DynaResource, Inc. 2024 Amended and Restated Equity Incentive Plan (the “Plan”) is made and adopted by DynaResource, Inc. (the “Company”), a corporation organized under the laws of State of Delaware. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.
Section 4.1 of the Plan is hereby amended to read as follows:

“Subject to adjustment in accordance with Section 14, no more than six million (6,000,000) shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.”

2.
This Amendment is effective as of [●], 2026.
3.
This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Company’s Board of Directors of the Company on September 25, 2026 and approved by the Company’s stockholders on [●], 2026.

DYNARESOURCE, INC.

By:
Name:
Its:

APPENDIX B

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

DYNARESOURCE, INC.

DynaResource, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of on November 28, 2012 (as previously amended, the “Certificate of Incorporation”).

SECOND: Paragraph 1 of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

1. Authorized Capital. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 120,001,000 shares, consisting of 100,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 20,001,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). Of such 20,001,000 shares of Preferred Stock, 1,734,992 are designated as Series C Preferred Stock, 3,000,000 shares are designated as Series D Preferred Stock and 1,552,795 are designated as Series E Convertible Preferred Stock. As of [●], 2026, 13,713,213 shares of Preferred Stock remain undesignated. The corporation shall not create or issue any class or series of Preferred Stock having the right, in the aggregate, to elect a majority of the Board of Directors of the Company.

THIRD: The amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____ day of __________, 2026.

DYNARESOURCE, INC.
By:
Name:	Rohan Hazelton
Its:	Chief Executive Officer

DYNARESOURCE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DYNR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04215-P57763 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DYNARESOURCE, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect four Class I Directors to the Company's Board of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brent Omland
02) Rohan Hazelton
03) Dale Petrini
04) Maria Virginia Anzola

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04216-P57763

DYNARESOURCE, INC.
Annual Meeting of Stockholders
Wednesday, November 18, 2026 11:00 a.m. Central Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Rohan Hazelton, or failing him, Alonso Sotomayor, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DYNARESOURCE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at Wednesday, November 18, 2026, at 11:00 a.m. Central Time, virtually at www.virtualshareholdermeeting.com/DYNR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

DYNARESOURCE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DYNR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04217-P57763 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DYNARESOURCE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominee:	For	Withhold
2a. Phillip A. Rose	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04218-P57763

DYNARESOURCE, INC.
Annual Meeting of Stockholders
Wednesday, November 18, 2026 11:00 a.m. Central Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Rohan Hazelton, or failing him, Alonso Sotomayor, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series C Preferred Stock of DYNARESOURCE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at Wednesday, November 18, 2026, at 11:00 a.m. Central Time, virtually at www.virtualshareholdermeeting.com/DYNR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

DYNARESOURCE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DYNR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04219-P57763

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

DYNARESOURCE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date